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                                                                Exhibit 24(2)(n)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated December 16, 2003 in this Registration Statement (Form N-2)(Pre-Effective Amendment No. 1 to File No. 333-108071; Pre-Effective Amendment No. 1 to File No. 811-21412) of Wilmington Low Volatility Fund of Funds.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 16, 2003